                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 25, 1999, included in this Form 11-K, into the Company's previously filed registration statements on Form S-8 (File No. 333-36735 and File No. 333-39581).


                                                /s/ ARTHUR ANDERSEN LLP
                                                -----------------------



Baltimore, Maryland

June 25, 1999